25. Going Concern	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
25. Going Concern

At December 31, 2013, the April 21, 2014 maturity date on the closed end term loan had not been extended or the debt replaced with new debt. As presented in Notes 10 and 11, this loan is secured by 100% of the stock of Highlands Union Bank. In addition, primarily due to the balloon maturity in April 2014, the Company is in technical violation of the loan agreement pertaining to debt service coverage as of December 31, 2013. As reflected in Note 24, the parent company does not have the cash resources to repay the indebtedness and because of the restrictions imposed on dividends from the Bank under the Formal Written Agreement as discussed in Notes 2 and 22, the Bank cannot pay dividends to the parent without prior regulatory approval, which approval is unlikely to be obtained. Therefore, repayment of this note in full at maturity is dependent on a new source of funding or the extension of the maturity of the current term loan facility. Subsequent to December 31, 2013, in anticipation of a three-year extension or renewal of the term loan, the Company deposited $169 with the same correspondent bank which amount represents 6 months payments calculated under current terms. The Company also is in the process of privately raising funds that would enable it to repay the term loan. Although the Company anticipates that it will be able to finalize an extension of the maturity date of the term loan and/or obtain funds sufficient to repay the term loan, neither of these transactions had closed at the time these financial statements were issued. Therefore, the ability of the Company to continue as a going concern remains contingent upon its ability to repay, replace or extend the maturity date of the term loan.